UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2010

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 — OTHER EVENTS.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 8.01 — OTHER EVENTS

Calpine Corporation (the “Company”) is filing this current report on Form 8-K to reflect the results of discontinued operations on our Consolidated Statements of Operations as described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”), which was filed with the United States Securities and Exchange Commission (the “SEC”) on February 25, 2010.

As disclosed in the Company’s current report on Form 8-K filed with the SEC on April 5, 2010, on April 2, 2010, the Company and its indirect wholly owned subsidiaries, Riverside Energy Center, LLC and Calpine Development Holdings, Inc., entered into an agreement with the Public Service Company of Colorado (“PSCo”), a wholly owned subsidiary of Xcel Energy Inc., to sell 100% of the Company’s ownership interests in Blue Spruce Energy Center, LLC (“Blue Spruce”) and Rocky Mountain Energy Center, LLC (“Rocky Mountain”).  The Rocky Mountain Energy Center is a 621 MW combined-cycle, natural gas-fired power plant, located in Keenesburg, CO that began commercial operations in 2004. The Blue Spruce Energy Center is a 310 MW simple-cycle, natural gas-fired power plant, located in Aurora, CO that began commercial operations in 2003.

Included in Exhibit 99.1, attached hereto, is the Company’s historical consolidated financial information for the three years ended December 31, 2009, 2008 and 2007 with the results of operations of Blue Spruce and Rocky Mountain reported as discontinued operations on the Company’s Consolidated Statements of Operations and related Notes to Consolidated Financial Statements. This change had no effect on the Company’s total net income and had no effect on the Company’s Consolidated Balance Sheets, Consolidated Statements of Comprehensive Income (Loss) and Stockholders’ Equity (Deficit) or the Consolidated Statements of Cash Flows included in the Company’s 2009 Form 10-K. In addition to the financial statements and related notes, we have conformed the disclosures that appear in the “Definitions,” Item 6. “Selected Financial Data” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2009 Form 10-K.

The information in this current report on Form 8-K, including Exhibit 99.1 attached hereto, is not an amendment to or a restatement of the 2009 Form 10-K.  Information in the 2009 Form 10-K is generally stated as of December 31, 2009 and this filing does not reflect any subsequent information or events other than to report the results of operations for Blue Spruce and Rocky Mountain as discontinued operations as described above.  Without limitation of the foregoing, this filing does not purport to update Item 7. "Management’s Discussion and Analysis of Financial Condition and Results of Operations" section of the 2009 Form 10-K for any current information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s filings made with the SEC subsequent to the filing of the 2009 Form 10-K.  Therefore, this current report on Form 8-K should be read in conjunction with the 2009 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2009 Form 10-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.1	Updated Financial Information.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: November 19, 2010

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.1	Updated Financial Information.

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